UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

    Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported):  July 2, 2003


                          NATHANIEL ENERGY CORPORTATION
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)

Delaware                            000-27783                    84-1572525
-----------                         ---------                  --------------
State or other jurisdiction of      Commission                (I.R.S. Employer
Incorporation or Organization)        File                   Identification No.)
                                     Number

8001 S. Interport Blvd, Suite 260, Englewood, Colorado               80112
------------------------------------------------------              -------
(Address of principal executive offices)                           (Zip Code)

Issuer's telephone number, including area code:      (303) 690-8300

                  4871 Mesa Drive, Castle Rock, Colorado 80104
           ----------------------------------------------------------
                         (Former name or former address)


ITEM 7. Financial Statements and Exhibits

     (a) Financial Statements of Business Acquired. The required financial statements with respect to the business acquisition described in Item 2 of the Current Report on Form 8-k filed April 3, 2003 are set forth below.

The following unaudited pro forma financial data of Nathaniel Energy Corporation and Keyes Helium LLC represent the unaudited pro forma consolidating statement of operations for the year ended December 31, 2002 and the unaudited pro forma consolidating balance sheet as of January 1, 2002.

The unaudited pro forma consolidating balance sheet as of December 31, 2002, gives effect to the merger as if it occurred on January 1, 2002 and has been adjusted to give effect to the following transactions:

A.   Consolidate plant and equipment net of depreciation ($7,751)
B.   Record purchase of Keyes Helium and Sturgis Gas Plant ($9,947)
C.   Record consolidation on inter company income ($74)
D.   Record accrued interest ($1,004)

The unaudited consolidating statement of operation for the year ended December 31, 2002, gives effect to the merger as if it had occurred on January 1, 2002 and has been adjusted to give effect to the following transactions:

E.   Record adjustment to inter company income ($74)
F.   Record interest expense on notes payable ($1,004)
G.   Record provision for income taxes on Keyes net income ($232)
H.   Record minority interests' income in Keyes Helium ($221)




                                               Nathaniel Energy Corporation
                                      Unaudited Proforma Consolidating Balance Sheets
                                                     (In Thousands)
                                                    December 31, 2002
                                                         ASSETS
                                                         ------
                                                                                                      Consolidating     Consulidated
                                                                           --------     ---------     -------------     ------------
                                                                             Keyes      Nathaniel        Entries          Nathaniel
                                                                           --------     ---------       ---------        ----------

Current assets
       Cash and cash equivalents                                           $     60      $    202                          $    262
       Accounts receivable - trade                                              400             5                               405
       Inventory                                                                252           248                               500
       Other current assets                                                                   126                               126
                                                                           --------      --------                          --------

            Total current assets                                                712           581                             1,293

Property, plant and equipment
            Property, plant and equipment net of depreciation                 7,571         1,810                             9,381
Other assets
       Investment in Keyes Helium Project                                                   1,450  A,B       1,431            2,881
       Accounts receivable - affiliate                                           50           152                               202
       Goodwill (net)                                                                          16                                16
       Notes receivable - affiliate                                             333                                             333
Deferred charges                                                                 39                                              39
       Prepayment                                                                65                                              65
                                                                           --------      --------                          --------

                                                                                487         1,618                             3,536

Total assets                                                               $  8,770      $  4,009         $  1,431         $ 14,210
                                                                           ========      ========                          ========

           LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities
       Notes payable                                                       $   --        $  4,095  B      $  9,947         $ 14,042
       Accounts payable -affiliates                                             429                C            74              503
       Accounts payable                                                                       524                               524
       Payroll taxes                                                                            2                                 2
       Accrued wages                                                                        1,929                             1,929
       Accounts payable and accrued expenses                                    165                                             165
       Accrued interest payable                                                 497                D,G,H     1,457            1,954
       Current portion of long-term debt                                                      320                               320
                                                                           --------      --------                          --------
            Total current liabilities                                           594         7,367                            19,439
Long term Liabilities
       Long-term debt, net of current portion                                                 292                               292
                                                                           --------      --------                          --------
                                                                               --             292                               292

Stockholders' Equity
       Preferred stock, 2,000,000 shares of $.001 par value
            authorized, none issued or outstanding                             --             --
       Common stock, 75,000,000 shares of $.001 par value
            authorized, 36,922,664 shares, and 12,912,613 shares
            and issued and outstanding at December 31, 2002 and 2001                           37                                37

       Additional paid-in capital                                                           6,690                             6,690
       Less: Unpaid stock subscriptions receivable                                           (175)                             (175)
       Accumulated (deficit)                                                  8,176       (10,202) A,C     (10,047)         (12,073)
                                                                           --------      --------                          --------
            Total stockholders' deficit                                       8,176        (3,650)                           (5,521)

Total Liabilities and stockholders' equity                                 $  8,770      $  4,009         $  1,431         $ 14,210
                                                                           ========      ========                          ========


                                                 Nathaniel Energy Corporation
                                   Unaudited Proforma Consolidating Statement of Operations
                                             For the Year Ended December 31, 2002
                                                        (In Thousands)

                                                                                                      Consolidating     Consolidated
                                                                   -------------     ------------     ------------     -------------
                                                                       Keyes           Nathaniel         Entries         Nathaniel
                                                                   -------------     ------------     ------------     -------------
Revenue
       Sales                                                        $      5,997     $        175                      $      6,172

Cost of Sales                                                              4,387              449                             4,836
                                                                    ------------     ------------     ------------     ------------

Gross Margin                                                               1,610             (274)                            1,336

Selling, general and administrative expenses
       Non-cash compensation                                                                2,698                             2,698
       Research and development                                                                34                                34
       Operation and maintenance                                             385                                                385
       Depreciation                                                          577                                                577
       Other selling general and administrative expense                                     1,961                             1,961
                                                                    ------------     ------------     ------------    -------------
            Total selling, general and admin. Expenses                       962            4,693                             5,655

Net income (loss) from operations                                            648           (4,967)                           (4,319)

Other (income) and expense
       Other income                                                          (35)                                               (35)
       Income from investment in Keyes Helium Project                                         (74) E            74             --
       Gain on disposal of equipment                                         (23)             (23)
       Interest expense                                                                       569  F         1,004            1,573
                                                                    ------------     ------------     ------------     ------------
            Total Other (income) and expense                                 (35)             472                             1,550

            Net loss before income taxes                                     683           (5,439)                           (5,869)
            Provision for income taxes                                                      --     G          (232)            (232)
                                                                    ------------     ------------     ------------     ------------

Minority Interest                                                                                  H          (221)            (221)

Net Income (Loss)                                                   $        683     $     (5,439)                     $     (6,322)
                                                                    ============     ============                      ============

Weighted average number of common shares                                               20,374,804                        20,374,804
                                                                                     ============                      ============

Basic net loss per share                                                             $      (0.27)                     $      (0.31)
                                                                                     ============                      ============




The unaudited pro forma consolidating balance sheet as of March 31, 2003, gives effect to the merger as if it occurred on January 1, 2003 and has been adjusted to give effect to the following transactions:

A.   Record Depreciation expense for the first quarter ($192,932)
B.   Record purchase of Keyes Helium and Sturgis Gas Plant ($9,947,215)
C.   Accrue interest on notes payable for first quarter ($251,000)

The unaudited consolidating statement of operations for the three months ended
March 31, 2003, gives effect to the merger as if it had occurred on January 1, 2002 and has been adjusted to give effect to the following transaction:

D.   Consolidate inter company income ($813)
E.   Record depreciation expense for the first quarter ($192,932)
F.   Record interest expense for the first quarter ($251,000)
G.   Record provision for income tax ($74,513)
H.   Record minority interest ($70,875)



                                          Nathaniel Energy Corporation
                                Unaudited Proforma Consolidating Balance Sheets

                                                 March 31, 2003
                                                     ASSETS
                                                     ------

                                                                     -----------      -----------    Consolidating      Consolidated
                                                                      Nathaniel          Keyes           Entries          Nathaniel
                                                                     -----------      -----------     ------------      ------------

Current assets
        Cash and cash equivalents                                         11,756          590,000                           601,756
        Accounts receivable - trade                                      142,298          544,514                           686,812
        Inventory                                                        249,400          261,376                           510,776
        Other current assets                                              61,177                                             61,177
                                                                     -----------      -----------                       -----------

               Total current assets                                      464,631        1,395,890                         1,860,521

Property, plant and equipment                                          1,774,022        7,440,608 A       (192,932)       9,021,698

Other assets
        Investment in Keyes Helium Project                             1,450,000                  B      1,430,949        2,880,949
        Accounts receivable - affiliate                                  157,925                                            157,925
        Other assets                                                      41,417                                             41,417
        Notes receivable - affiliate                                                                                           --
Deferred charges                                                                           26,000                            26,000
        Prepayment                                                        10,896           39,317                            50,213
                                                                     -----------      -----------                       -----------

                                                                       1,660,238           65,317                         3,156,504
                                                                     -----------      -----------                       -----------
Total assets                                                           3,898,891        8,901,815        1,238,017       14,038,723
                                                                     ===========      ===========                       ===========

                                    LIABILITIES AND STOCKHOLDERS' EQUITY

                                                                     -----------      -----------    Consolidating      Consolidated
                                                                      Nathaniel          Keyes           Entries          Nathaniel
                                                                     -----------      -----------     ------------      ------------

Current Liabilities

        Accounts payable -affiliates                                                      250,035                           250,035
        Accounts payable                                                 513,840          227,236  D           813          741,889
        Payroll taxes                                                      1,740          1,740
        Accrued wages                                                  2,116,047                                          2,116,047
        Accounts payable and accrued expenses                            186,882                                            186,882
        Accrued interest payable                                         658,909                   C       251,000          909,909
        Accrued property taxes                                                             30,000                            30,000
        Notes payable                                                     50,254                                             50,254
        Current portion of long-term debt                                313,582                   B     1,000,000        1,313,582
                                                                     -----------      -----------                       -----------

               Total current liabilities                               3,841,254          507,271                         5,600,338

Long term Liabilities
        Long-term debt, net of current portion                         4,230,285                   B     8,947,215       13,177,500



Stockholders' Equity
        Preferred stock, 2,000,000 shares of $.001 par value
               authorized, none issued or outstanding
        Common stock, 75,000,000 shares of $.001 par value                38,263                                             38,263
               authorized, 38,263,664 shares issued and                                                                        --
               outstanding at March 31, 2002                                                                                   --
                                                                                                                               --
        Additional paid-in capital                                     7,527,682        8,499,272 A     (8,516,266)       7,510,688
        Less: Unpaid stock subscriptions receivable                     (175,500)                                          (175,500)
        Accumulated (deficit)                                        (11,563,093)        (104,728)A,C     (444,745)     (12,112,566)
                                                                     -----------      -----------                       -----------
               Total stockholders' deficit                            (4,172,648)       8,394,544                        (4,739,115)
                                                                     -----------      -----------                       -----------
Total Liabilities and stockholders' equity                             3,898,891        8,901,815        1,238,017       14,038,723
                                                                     ===========      ===========                       ===========



                                             Nathaniel Energy Corporation
                             Unaudited Proforma Consolidating Statement of Operations
                                        For the Three Months Ended March 31, 2003

                                                                     -----------      -----------    Consolidating      Consolidated
                                                                      Nathaniel          Keyes           Entries          Nathaniel
                                                                     -----------      -----------     ------------      ------------

Revenue
        Sales                                                            106,197        1,413,219                         1,519,416

Cost of Sales                                                             (1,360)         770,684                           769,324
                                                                     -----------      -----------                       -----------

Gross Margin                                                             107,557          642,535                           750,092

Selling, general and administrative expenses
        Non-cash compensation
        Research and development
        Operation and maintenance
        Depreciation                                                      58,754          144,630  A       192,932          396,316
        Other selling general and administrative expense               1,221,742          250,117                         1,471,859
                                                                     -----------      -----------                       -----------
              Total selling, general and admin. Expenses               1,280,496          394,747                         1,868,175

Net income (loss) from operations                                     (1,172,939)         247,788                        (1,118,083)

Other income and (expense)
        Other income                                                      25,109            1,367                            26,476
        Income from investment in Keyes Helium Project                       813                   D          (813)            --
        Property tax expense                                                              (30,000)                          (30,000)
        Gain on disposal of equipment                                    (13,207)                                           (13,207)
        Interest expense                                                (182,061)                  C      (251,000)        (433,061)
                                                                     -----------      -----------                       -----------
               Total Other income and (expense)                         (169,346)         (28,633)                         (449,792)

               Net loss before income taxes                           (1,342,285)         219,155                        (1,567,875)
               Provison for income taxes                                                           G       (74,513)         (74,513)
                                                                                                                               --
Minority interest                                                                                  H       (70,875)         (70,875)

                                                                     -----------      -----------                       -----------
Net loss                                                              (1,342,285)         219,155                        (1,713,262)
                                                                     ===========      ===========                       ===========


Weighted average number of common shares                              38,263,000                                         38,263,000
                                                                     ===========                                        ===========

Basic net loss per share                                             $     (0.04)                                       $     (0.04)
                                                                     ===========                                        ===========

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Nathaniel Energy Corporation
                                        ------------------------------------
                                        (Registrant)

 Date:  July 2, 2003                /s/ Stanley Abrams
                                        ------------------------------------
                                        Stanley Abrams,
                                        President and Chief Executive Officer